Exhibit 10.34


                                AMENDMENT NO. 2

                                      TO

                            SUPPLEMENTAL AGREEMENT


     AMENDMENT NO. 2, dated as of April 25, 1996, between Rockefeller Center Properties, Inc. ("RCPI") and Goldman Sachs Mortgage Company ("GSMC") to the Supplemental Agreement, dated November 7, 1995, as amended by Amendment No. 1 to the Supplemental Agreement, dated February 13, 1996 (as so amended, the "Supplemental Agreement"), between RCPI and GSMC.

     WHEREAS, RCPI, Whitehall Street Real Estate Limited Partnership V, Rockprop, L.L.C., David Rockefeller, Exor Group S.A., Troutlet Investments Corporation, RCPI Holdings Inc. and RCPI Merger Inc. have entered into Amendment No. 2 to the Agreement and Plan of Merger ("Amendment No. 2 to the Merger Agreement"), dated as of April 25, 1996;

     WHEREAS, GSMC and RCPI desire to amend the Supplemental Agreement as set forth herein to conform to the relevant provisions of the Merger Agreement, as amended by Amendment No. 2 to the Merger Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Supplemental Agreement. Unless otherwise indicated, all paragraph references are to numbered paragraphs in the Supplemental Agreement.

     2. Paragraph 1 shall be amended by adding the following language immediately after the words "plus (C) $2.5 million to pay Permitted Expenses if the Closing Date shall not have occurred on or before March 31, 1996":

        "plus (D) $1.7 million to pay Permitted Expenses if the Closing Date shall not have occurred on or before April 30, 1996".

     3. Paragraph 3 shall be amended by replacing the words "April 30, 1996" in the proviso with the words "May 31, 1996".



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     4. Except as amended hereby, all of the terms and conditions of the
Supplemental Agreement shall in all respects continue in full force and effect.

     5. This Amendment No. 2 to the Supplemental Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties has signed or caused this Amendment No. 2 to the Supplemental Agreement to be signed as of the date first written above.

                             ROCKEFELLER CENTER PROPERTIES, INC.


                             By: /s/ Richard M. Scarlata
                                 -----------------------
                                     Richard M. Scarlata
                                     President and Chief
                                     Executive Officer


                             GOLDMAN SACHS MORTGAGE COMPANY

                             By:    Goldman Sachs Real Estate Funding
                                    Corp., General Partner


                                    By: /s/ Steven T. Mnuchin
                                        ---------------------
                                        Steven T. Mnuchin
                                        President



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